UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported) March 1, 2006
                                                                -------------




                               PUBLIX SUPER MARKETS, INC.
               -----------------------------------------------------
               (Exact name of Registrant as specified in its charter)




          Florida                        0-00981               59-0324412
-------------------------------       ------------         -------------------
(State or other jurisdiction of       (Commission          (I.R.S. Employer
incorporation)                         File Number)         Identification No.)


        3300 Publix Corporate Parkway
        Lakeland, Florida                                     33811
        ---------------------------------------            ---------
        (Address of principal executive offices)           (Zip Code)



                              (863) 688-1188
          ---------------------------------------------------
          (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


                         Page 1 of 2 pages


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Item 2.02.  Results of Operations and Financial Condition
---------------------------------------------------------

     On March 1, 2006, Publix Super Markets, Inc. issued a press release to report its fourth quarter and annual results for 2005 and stock price effective March 1, 2006. A copy of the press release is attached hereto as Exhibit 99.1.

     The foregoing information, including Exhibit 99.1, is being furnished under
Item 2.02 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.


Item 9.01.  Financial Statements and Exhibits
---------------------------------------------

      (c).  Exhibits

      99.1. Press Release dated March 1, 2006



                               SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                             PUBLIX SUPER MARKETS, INC.



Dated: March 6, 2006         By: /s/ David P. Phillips
                                 ------------------------------------------
                                 David P. Phillips, Chief Financial Officer
                                 and Treasurer (Principal Financial
                                 and Accounting Officer)






                         Page 2 of 2 pages


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Exhibit Index
-------------


Exhibit 99.1.  Press Release dated March 1, 2006